Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Media General, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Vincent L. Sadusky, Chief Executive Officer, and James F. Woodward, Senior Vice President, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Vincent L. Sadusky
Vincent L. Sadusky
President and Chief Executive Officer
November 6, 2015

By:	/s/ James F. Woodward
James F. Woodward
Senior Vice President, Chief Financial Officer
November 6, 2015